May 2018 Social Casino Table Games Premium EGMs Orion Core EGMs ICON Specialty EGMs Big Red Table Equipment Q1 2018 Results Presentation Exhibit 99.2

2 This presentation and information contained herein constitutes confidential information and is provided to you on the condition that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part, other than to your directors, officers and employees who have a need to know such information, without the prior written consent of AGS. This presentation contains statements that constitute forward-looking statements which involve risks and uncertainties, including such risks and uncertainties described in the Annual Report on Form 10-K of PlayAGS, Inc. (“AGS”) for the fiscal year ended December 31, 2017 filed with the Securities and Exchange Commission. These statements include descriptions regarding the intent, belief or current expectations of AGS or its officers with respect to the consolidated results of operations and financial condition, future events and plans of AGS. These statements can be recognized by the use of words such as "expects," "plans," "will," "estimates," "projects," or words of similar meaning. Such forward-looking statements are not guarantees of future performance and actual results may differ from those in the forward-looking statements as a result of various factors and assumptions. These statements are subject to risks, uncertainties, changes in circumstances, assumptions and other important factors, many of which are outside management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. You are cautioned not to place undue reliance on these forward looking statements, which are based on the current view of the management of AGS on future events. We undertake no obligation to publicly update or revise any forward-looking statement contained in this presentation, whether as a result of new information, future events or otherwise, except as required by law. In light of the risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur, and our actual results could differ materially from those anticipated in these forward-looking statements. This presentation also contains references to Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA and other measures that are non-GAAP financial measures. Management believes that EBITDA and Adjusted EBITDA and related measures are commonly reported by companies and widely used by investors as indicators of a company’s operating performance. There are other non-GAAP financial measures which should be considered only as a supplement to, and not as a superior measure to, financial measures prepared in accordance with GAAP. Please refer to the last slide of this presentation for a reconciliation of certain non-GAAP financial measures included in this presentation to the most directly comparable financial measure prepared in accordance with GAAP. Unless otherwise noted, information included herein is presented as of the dates indicated. This presentation is not complete and the information contained herein may change at any time without notice. Except as required by applicable law, we do not have any responsibility to update the presentation to account for such changes. Certain information in this presentation is based upon management forecasts and reflects prevailing conditions and management’s views as of this date, all of which are subject to change. In preparing this presentation, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources or which was provided to us by third parties. The information contained herein is subject to change, completion or amendment and we are not under any obligation to keep you advised of such changes. We make no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of any of the information contained herein, including, but not limited to, information obtained from third parties. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations. CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

3 SUMMARY OF Q1 AND FY 2018 FINANCIAL PERFORMANCE Revenue Adjusted EBITDA ($ in mm) ($ in mm) Tables: ($0.2) Interactive: ($0.1) Tables: $0.2 Interactive: $0.01 Table: ($0.3 Interactive: ($0.6) Table: $0.2 Interactive: ($0.1) Tables 1 4) 2 8 Tables: ($0.2) 3 Note: Adjusted EBITDA allows us to add back certain non-cash charges that are deducted in calculating net income and to deduct certain gains that are included in calculating net income. However, these expenses and gains vary greatly, and are difficult to predict. They can represent the effect of long-term strategies as opposed to short-term results. In addition, in the case of charges or expenses, these items can represent the reduction of cash that could be used for other corporate purposes. Recurring Revenue $49.6 Recurring Revenue $179.5

4 Q1 2018 BUSINESS HIGHLIGHTS  Achieved ~6% ship share(1)  Record adjusted EBITDA of $34.5 million, 39% year-over-year  Record recurring revenue of $49.6 million, 23% year-over-year  Record quarterly EGM equipment sales revenue of $15.2 million, 108% year- over-year  838 EGMs sold in Q1 2018 vs 453 in Q1 2017, 85% year-over-year  Optimized 314 legacy EGM units in Q1 2018  Continued success of Orion Portrait premium cabinet; ended the quarter with over 2,830(2) units in the field  Orion Slant on trial at several locations – initial game performance ~2x HA  Record Table Products revenue of $1.7 million, 164% year-over-year  Table Products segment positive adjusted EBITDA in Q1 2018, 205% year-over- year  Interactive segment positive adjusted EBITDA in Q1 2018, 108% year-over-year (1) Q1 EILERS – FANTINI Quarterly Slot Survey (2) Includes leased, trial and sold units

EGM PERFORMANCE OVERVIEW

EGM Installed Base



VLT
1,217
5%
+26%
Class III
3,082
13%
24,033
leased
EGMs
Class II
12,254
51%
Intl
7,480
31%
+4%
+18%
Y-o-Y Growth

- High recurring revenue
- Strong relationships
- Stable business

Steady Ramp in Number of Leased EGMs

~100% recurring business; ~80% gross profit margin[(1)]



12.0% CAGR
20,851
6,898
13,953
23,805
7,727
16,078
24,033
7,480
16,553
2016
2017
3/31/2018
Domestic
International

($ in mm)

Recurring Revenue $144.5 $158.3 $166.7

14.6% CAGR

EGM Revenue and Adj. EBITDA

($ in mm)



29.6% CAGR
21.4% CAGR
$156.4
$91.7
$199.9
$107.8
$216.2
$116.9
2016
2017
LTM 3/31/18
EGM Revenue
EGM Adjusted EBITDA

Huge Growth in Sold EGMs

~50% gross profit margin[(2)]



Achieved ~ 6% ship share in Q1 18 vs. ~3% in Q1 17
838 Units Sold in Q1 18
465
2,565
2,950
2016
2017
LTM 3/31/18

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Note: All financial figures include contribution of Cadillac Jack following acquisition in May 2015.

(1) Gross Profit Margin for leased units = EGM gaming operations revenue less EGM cost of gaming operations, divided by EGM gaming operations revenue for Q12018

(2) Gross Profit Margin for sold units defined as EGM equipment sales revenue less cost of equipment sales, divided by EGM equipment sales revenue for Q12018

5

EGM GAME PERFORMANCE OVERVIEW

- **Over 99% of customer trial *Orion Portrait* units resulted in conversion to a lease or sale**
- AGS casino-owned games generated win per day that was ~**1.7x the house average**, leading the industry by a significant margin(1)
- AGS premium leased games generated win per day that was ~**2.4x the house average**, second only to Aristocrat(1)
- **Two large R&D studios in premier locations** that continually produce top-performing game titles



Casino-Owned Domestic Game Performance(1)
Performance over house average
1.7x
1.3x
1.2x
1.1x
1.0x
1.0x
1.0x
0.9x
0.9x
0.8x
ags
NOVOMATIC
SG
KONAMI
IGT



Premium Leased Domestic Game Performance(1)
Performance over house average
2.9x
2.4x
1.8x
1.8x
1.7x
1.5x
1.4x
1.3x
ags
SG
IGT

(1) Q1 EILERS – FANTINI Quarterly Slot Survey

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TABLE PRODUCTS PERFORMANCE OVERVIEW

- Over 30 different products, including premium table games (poker and blackjack derivatives), side bets, progressive systems, card shufflers, and table signage
- **170 Bonus Spin** units in the field
- More than **quadrupled** Buster Blackjack installed base since acquisition in September 2015; 1,231 units as of **Q1 18**
- **Adjusted EBITDA positive in Q1 18**

Table Products Installed Base and AIP



~70% Side Bets
~25% Progressives
~5% Premium
56.8% CAGR
1,500
2,400
2,631
2016
2017
3/31/18

ALP	$194	$167	$220

Table Revenue



($ in mm)
$2.7
$4.1
$5.1
~100% Recurring
2016
2017
LTM 3/31/18

Adj. EBITDA



($ in mm)
($1.7)
($0.5)
($0.2)
Q1 18
$0.2
2016
2017
LTM 3/31/18

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8  B2C - continued focus on optimizing marketing spend by decreasing user acquisition fees  B2B focus presents new growth channel in 2018 and beyond  Adjusted EBITDA positive in Q1 2018, 108% year-over-year  Recently won an RFP with large operator to provide Social WLC INTERACTIVE PERFORMANCE OVERVIEW Interactive Revenue Adj. EBITDA ($ in mm) ($ in mm)    

9 12/31/17 3/31/18 Rate Maturity Capitalization Cash $19 $26 $30 million existing revolver – – L + 4.25% 6/6/2022 First lien term loan 513 511 L + 4.25% 2/15/2024 Other 3 2 Various – Total first lien debt $515 $514 HoldCo PIK notes $153 – 11.25% 5/28/2024 Total debt $668 $514 Total net debt $649 $488 Capitalization ($ in mm) CAPITAL STRUCTURE UPDATE  AGS priced its IPO on January 25th (NYSE: AGS) • 10,250,000 shares offered at $16.00 per share • Day 1 trading performance ( 15.6%), 38%+ since IPO(1) • Greenshoe option was exercised on February 27, 2018  Repricing overview: • On February 6, 2018, AGS repriced its existing $512.6 million term loan due February 2024 • Reprice from L + 550 bps to L + 425 bps, saving over $6 million in annual interest expense (1) Closing price as of 5/2/18.

STRATEGIC INITIATIVES TO DRIVE GROWTH

1. ***Continued Penetration of the Orion Portrait Cabinet and Securing Additional Banks of ICON***
   - Opportunity to grow footprint in NV, Canada, CA, OH, MS, LA, MD, etc.
   - +15 unique new titles for Orion Portrait to launch in 2018
   - *Orion Slant*, *Orion Portrait* and *ICON* will help achieve 5% market share



2. ***New Market Entry for EGMs and Table Products***
   - AGS obtained its gaming license in Ohio in Q1 2018
   - Prospective: MA, Canada, PA, CO



3. ***New Products to Drive Growth***
   - Orion Slant official launch in Q2 2018; "Core Plus" cabinet
     - +20 new titles for Orion Slant to launch in 2018
   - STAX multi-level progressive jackpot system and DEX S card shuffler
     - B2B Social WLC and RMG opportunities
4. ***International Expansion Opportunities***
   - Alora video bingo cabinet touched ground in Philippines in Q1 2018; anticipated go live in Q2
   - If legalization of regulated gaming is passed, Brazil presents additional upside



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SIGNIFICANT WHITESPACE OPPORTUNITY

- Solid recurring revenue base and market leadership in core markets of TX, AL and OK
- AGS has aggressively secured licenses in, and begun to penetrate, key Class III markets (e.g., NV, Canada, MS)
- Orion Portrait and ICON are driving the growth in early-entry markets
- Recent ship share gains far in excess of current market share; goal of 5%
- AGS is not dependent on the replacement cycle to grow
- 1% market share when excluding established markets

Market Stage	Jurisdiction	Estimated Total Units in State(1)	AGS Estimated Current Market Share	
Established / Class II	Texas	4,107	41.6%	
	Alabama	6,527	42.3%	
	Oklahoma	74,787	9.5%	
Ramping	Florida	21,160	9.3%	
	Montana	17,684	3.3%	
	California	72,850	1.9%	6%
Early Entry	Indiana	18,924	1.9%	
	Mississippi	30,347	0.9%	
	New York	35,132	0.8%	
	New Mexico	20,545	0.7%	7%
	Michigan	31,486	0.6%	
	Iowa	19,248	0.6%	
	Nevada	161,484	0.5%	4%
	Louisiana	41,837	0.5%	20%
	Ontario	22,834	0.2%	
	Alberta	20,495	0.0%	
	Ohio	18,733	0.0%	
	Quebec	17,400	0.0%	
	Other(2)	241,904	1.7%	
Prospective	Other(3)	105,207	0.0%	
Total		982,691	2.3%	

AGS Q1 ship share of ~6% demonstrates path to further market share growth(1)

(1) Q1 EILERS – FANTINI Quarterly Slot Survey
(2) Other Early Entry jurisdictions include AZ, CT, DE, ID, IL, KS, MD, MN, ND, NE, NJ, NC, OR, SD, WA, WI, WY and the Canadian provinces of Manitoba and Saskatchewan
(3) AGS is not currently licensed in U.S. states of AK, AR, CO, KY, ME, MA, MO, PA, RI, WV and Canadian provinces of British Columbia, New Brunswick, Newfoundland & Labrador, Nova Scotia, and Prince Edward Island

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12 FY REVISED 2018 OUTLOOK  The Company expects to generate adjusted EBITDA, a non-GAAP financial measure defined below, of $126 - $131 million in 2018, representing growth of approximately 18%-23% compared to the prior year period.  AGS expects 2018 capital expenditures to be in the range of $55 - $60 million, compared to the prior year period, reflecting an expectation for a continued increase in its installed base in both existing and new markets. ($ in mm) 2017 Revised 2018 Guidance Adj. EBITDA $106.8 $126 - $131 Capex $57.5 $55 - $60

APPENDIX

COMPREHENSIVE OPERATIONAL SUMMARY

($ in mm, except RPD, ASP, ALP and ARPDAU)

Operational and other data	2016	Q1	Q2	Q3	Q4	2017	Q1	LTM 3/31/18
Revenues by segment								
EGM	$156.4	$45.0	$47.4	$53.3	$54.2	$199.9	$61.3	$216.2
Table products	2.7	0.6	0.7	1.1	1.6	4.1	1.7	5.1
Interactive	7.7	2.1	2.0	2.0	1.9	8.0	1.9	7.8
Total revenue	**$166.8**	**$47.8**	**$50.1**	**$56.4**	**$57.7**	**$212.0**	**$64.9**	**$229.0**
Adjusted EBITDA by segment								
EGM	$91.7	$25.2	$26.5	$29.8	$26.3	$107.8	$34.3	$116.9
% margin	*58.6%*	*56.0%*	*55.9%*	*55.8%*	*48.6%*	*53.9%*	*56.0%*	*54.1%*
Table products	(1.7)	(0.2)	(0.3)	(0.2)	0.2	(0.5)	0.2	(0.2)
Interactive	(4.7)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)	0.0	(0.3)
Total Adjusted EBITDA	**$85.3**	**$24.9**	**$26.1**	**$29.4**	**$26.4**	**$106.8**	**$34.5**	**$116.4**
% margin	*51.2%*	*52.1%*	*52.1%*	*52.1%*	*45.9%*	*50.4%*	*53.2%*	*50.8%*
EGM segment								
Total installed base units	20,851	21,204	21,479	22,015	23,805	23,805	24,033	24,033
Total revenue per day	$19.78	$19.93	$19.99	$19.65	$19.95	$19.88	$20.94	$19.88
EGM units sold	465	453	574	842	696	2,565	838	2,950
Average sales price	$14,897	$15,695	$15,840	$15,890	$17,676	$16,329	$17,758	$16,833
Table products segment								
Table products install base	1,500	1,691	1,754	2,350	2,400	2,400	2,631	2,631
Average monthly lease price	$194	$128	$125	$167	$226	$167	$220	$190
Interactive segment								
Average MAU	209,840	192,560	183,912	194,239	200,628	192,835	224,183	200,741
Average DAU	41,478	38,534	37,191	36,906	37,536	37,542	40,720	38,088
ARPDAU	$0.48	$0.57	$0.58	$0.59	$0.54	$0.57	$0.51	$0.55

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TOTAL ADJUSTED EBITDA RECONCILIATION

($ in mm)

	Adj. EBITDA reconciliation	Q1	Q2	Q3	Q4	2017
	Net income	($12.4)	($20.1)	($4.1)	($8.5)	($45.1)
	Income tax (benefit) expense	2.2	1.3	1.1	(6.5)	(1.9)
	Depreciation and amortization	18.5	18.2	16.9	18.1	71.6
	Other expense (income)	(2.8)	(1.5)	(0.5)	1.9	(2.9)
	Interest income	(0.0)	(0.0)	(0.0)	(0.0)	(0.1)
	Interest expense	15.2	14.6	12.7	13.1	55.5
1	Write downs and other	0.2	1.9	0.5	1.8	4.5
2	Loss on extinguishment and modification of debt	–	8.1	–	0.9	9.0
3	Other adjustments	0.6	0.9	0.5	0.8	2.9
4	Other non-cash charges	2.1	1.8	1.6	2.3	7.8
5	New jurisdiction and regulatory licensing costs	0.2	0.5	0.6	0.8	2.1
6	Legal & litigation expenses including settlement payment	0.4	0.2	0.2	(0.2)	0.5
7	Acquisition & integration related costs	0.6	0.2	0.1	2.0	2.9
	Adjusted EBITDA	**$24.9**	**$26.1**	**$29.4**	**$26.4**	**$106.8**

($ in mm)

	Adj. EBITDA reconciliation	Q1	LTM 3/31/18
	Net income	($9.5)	($42.3)
	Income tax (benefit) expense	(12.4)	(16.6)
	Depreciation and amortization	19.3	72.5
	Other expense (income)	9.2	9.1
	Interest income	(0.1)	(0.1)
	Interest expense	10.4	50.8
1	Write downs and other	1.6	5.9
2	Loss on extinguishment and modification of debt	4.6	13.6
3	Other adjustments	0.4	2.6
4	Other non-cash charges	1.6	7.3
5	New jurisdiction and regulatory licensing costs	–	1.8
6	Legal & litigation expenses including settlement payments	–	0.1
7	Acquisition & integration related costs	1.2	3.5
8	Non-cash stock compensation	8.2	8.2
	Adjusted EBITDA	**$34.5**	**$116.4**

1. **Write downs and other** includes items related to loss on disposal or impairment of long lived assets, fair value adjustments to contingent consideration and acquisition costs
2. **Loss on extinguishment and modification of debt** primarily relates to the refinancing of long-term debt, in which deferred loan costs and discounts related to old senior secured credit facilities were written off
3. **Other adjustments** are primarily composed of professional fees incurred for projects, corporate and public filing compliance, contract cancellation fees and other transaction costs deemed to be non-operating in nature
4. **Other non-cash charges** are costs related to non-cash charges and losses on the disposition of assets, non-cash charges on capitalized installation and delivery, which primarily includes the costs to acquire contracts that are expensed over the estimated life of each contract and non-cash charges related to accretion of contract rights under development agreements
5. **New jurisdiction and regulatory license costs** relates primarily to one-time non-operating costs incurred to obtain new licenses and develop products for new jurisdictions
6. **Legal & litigation expenses** include of payments to law firms and settlements for matters that are outside the normal course of business
7. **Acquisition and integration costs** include restructuring and severance and are related to costs incurred after the purchase of businesses, such as the acquisitions of Cadillac Jack and RocketPlay, to integrate operations
8. **Non-cash stock compensation** are expenses related to the value of stock options held by employees of Cadillac Jack

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16 Unless otherwise indicated or the context otherwise requires, the following terms in this presentation have the meanings set forth below:  Adjusted EBITDA: Total adjusted EBITDA is not a presentation made in accordance with GAAP. Our use of the term total adjusted EBITDA may vary from others in our industry. Total adjusted EBITDA should not be considered as an alternative to operating income or net income  Average Monthly Lease Price (ALP): Average monthly lease price is calculated by dividing (a) total revenues recognized and directly attributable to Table Products by (b) the number of Table Products Installed Base and by (c) the number of months in such period  Average Revenue per Daily Active User (ARPDAU): ARPDAU is calculated by dividing (a) daily revenue by (b) the number of Daily Active Users  Average Sales Price (ASP): Average sales price is calculated by dividing (a) total revenues recognized and directly attributable to EGM unit sales in a period by (b) the number of EGM units sold over that same period  Daily Active Users (DAU): DAU is a count of daily unique visitors to a site  EGM Installed Base: EGM Installed Base is the number of recurring revenue EGM units installed on a specified date  Electronic Gaming Machine (EGM): EGMs include but are not limited to slot machines, Class II machines, video poker and video lottery machines  Monthly Active Users (MAU): MAU is a count of monthly unique visitors to a site  Recurring Revenue: Equal to the Gaming Operations Revenue line of our audited financial statements  Revenue Per Day (RPD): RPD is calculated by dividing (a) total revenues over a specified period recognized and directly attributable to units on lease (whether on a participation or daily fee arrangement) by (b) the number of units installed over that period and by (c) the number of days in such period  Ship Share: Ship Share is the share of all slots sold in a specified period  Table Products Installed Base: Table Products Installed Base is the number of recurring revenue table products installed on a specified date TERMS USED IN THIS PRESENTATION

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